UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D.C. 20549

 FORM 8-K

 CURRENT REPORT

 Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 24, 2021

American Public Education, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33810	01-0724376
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 W. Congress Street Charles Town, West Virginia	25414
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 304-724-3700

                                      N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	APEI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).   ☐
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02	Results of Operations and Financial Condition.

Although American Public Education, Inc. (the “Company”) has not finalized its full financial results for the quarter and year ended December 31, 2020, as of February 24, 2021, the Company anticipates the following registrations, enrollment and revenue for the quarter and year ended December 31, 2020, as applicable:

Preliminary Registration and Enrollment Information:

American Public University System(1)
For the three months ended December 31,	2020	2019
Net Course Registrations by New Students	11,600	9,900
Net Course Registrations	88,400	79,800

For the twelve months ended December 31,
Net Course Registrations by New Students	47,400	40,200
Net Course Registrations	353,100	316,700

As of December 31,
APUS Total Student Enrollment(2)	90,400	81,000

Hondros College of Nursing(3)
For the three months ended December 31,	2020	2019
New Student Enrollment	710	529
HCN Total Student Enrollment	2,139	1,595

Rasmussen University
As of December 31,	2020	2019
Total Student Enrollment	18,197	17,196
______________
(1)	APUS Net Course Registrations represent the approximate aggregate number of courses for which students remain enrolled after the date by which they may drop a course without financial penalty.

(2)
APUS Student Enrollment represents the number of unique active students, including those who take an approved leave of absence for up to two years, who have reached the eighth day of their first course or who have completed at least one course within the last 12 months for which a grade was received.  Excludes students in doctoral programs.

(3)	HCN Student Enrollment represents the total number of students enrolled in a course after the date by which students may drop a course without financial penalty.

Preliminary Revenue Information:

(in thousands, except percentages)

	2020	2019	Percent Change (Year-over-Year)
Revenue for year ended December 31, (Consolidated)(1)	$321,785	$286,270	12.4%
Revenue for three months ended December 31, (Consolidated) (1)	$85,909	$74,381	15.5%

APEI Segment
For the year ended December 31,	$285,766	$256,899	11.2%
For the three months ended December 31,	$75,515	$66,513	13.5%

HCN Segment
Revenue for year ended December 31,	$36,091	$29,479	22.4%
Revenue for three months ended December 31,	$10,409	$7,895	31.8%
__________________
(1)
Gives effect to the elimination of intersegment revenue in consolidation related to revenue earned by the APEI Segment for the value of courses taken by HCN Segment employees at APUS charged to the HCN Segment.

The preliminary registration, enrollment and revenue information set forth above has been prepared by and is the responsibility of management. The information set forth above has not been audited or reviewed by our independent registered public accounting firm. In addition, such information does not present all information necessary for an understanding of the Company’s financial condition and liquidity as of December 31, 2020 and its results of operations for the quarter and year ended December 31, 2020 and is subject to change in connection with the preparation of our financial statements for the year ended December 31, 2020. Accordingly, you should not place undue reliance on this information.

The information furnished in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Public Education, Inc.

Date: February 24, 2021
	By:	/s/ Richard W. Sunderland, Jr.
Richard W. Sunderland, Jr.
Executive Vice President and Chief Financial Officer